UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported) – May 7, 2014

Energy Future Holdings Corp.

(Exact name of registrant as specified in its charter)

Texas	1-12833	46-2488810
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Energy Future Intermediate Holding Company LLC

(Exact name of registrant as specified in its charter)

Delaware	1-34544	26-1191638
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Energy Future Competitive Holdings Company LLC

(Exact name of registrant as specified in its charter)

Delaware	1-34543	75-1837355
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Energy Plaza, 1601 Bryan Street, Dallas, Texas 75201

(Address of principal executive offices, including zip code)

214-812-4600

(Registrants’ telephone number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On April 29, 2014, Energy Future Holdings Corp. (“EFH Corp.”) and the substantial majority of its direct and indirect subsidiaries (the “Reorganizing Entities”), including Energy Future Intermediate Holding Company LLC (“EFIH”), Energy Future Competitive Holdings Company LLC (“EFCH”) and Texas Competitive Electric Holdings Company LLC (“TCEH”) but excluding Oncor Electric Delivery Holdings Company LLC and its subsidiaries, filed voluntary petitions for relief (the “Bankruptcy Filing”) under Chapter 11 of the United States Bankruptcy Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the District of Delaware (“Bankruptcy Court”). During the pendency of the Bankruptcy Filing, the Reorganizing Entities will operate their businesses as “debtors-in-possession” under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code.

In anticipation of the Bankruptcy Filing, on April 29, 2014, the Reorganizing Entities entered into a Restructuring Support and Lock-Up Agreement (“the Restructuring Support and Lock-Up Agreement”) with various stakeholders (the “Consenting Parties”) in order to effect an agreed upon restructuring of the Reorganizing Entities through a pre-arranged Chapter 11 plan of reorganization. The Restructuring Support and Lock-Up Agreement is filed as an exhibit to our 2013 Form 10-K through Amendment No. 1 on Form 10-K/A filed with the Securities and Exchange Commission on May 1, 2014.

On May 7, 2014, the Reorganizing Entities and certain of the Consenting Parties entered into the First Amendment to the Restructuring Support and Lock-Up Agreement (the “Amendment”), which among other things:

•	amended certain restrictions on transfer of claims by the Consenting Parties;

•	extended the deadline for the Reorganizing Entities to file the (i) RSA Assumption Motion (as defined therein), (ii) EFIH First Lien DIP Motion (as defined therein), (iii) EFIH Second Lien DIP Motion (as defined therein), and (iv) Approval Motion (as defined therein) with the Bankruptcy Court to May 15, 2014; and

•	amended Exhibit A to the Restructuring Support and Lock-Up Agreement and Exhibit H to Exhibit A to the Restructuring Support and Lock-Up Agreement to clarify that the EFH Corp. 10.875% senior notes due 2017 and the EFH Corp. 11.25%/12.00% toggle notes due 2017 will be eligible to participate in a pro rata share (with the EFIH Unsecured Notes) of 91% of the Second Lien DIP Facility (each as defined therein).

Attached and incorporated herein by reference as Exhibit 99.1 is the Amendment. The above description of the Amendment is qualified in its entirety by reference to the Amendment.

Nothing in this Current Report on Form 8-K will constitute or be deemed to constitute a solicitation by any party of votes to approve or reject a Chapter 11 plan of reorganization. A solicitation with respect to votes to approve or reject a Chapter 11 plan of reorganization may only be commenced once a disclosure statement that complies with section 1125 of the Bankruptcy Code has been approved by the Bankruptcy Court.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	First Amendment to the Restructuring Support and Lock-Up Agreement dated May 7, 2014, among EFH Corp. and the parties thereto

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ENERGY FUTURE HOLDINGS CORP.

/s/ Stanley J. Szlauderbach
Name:	Stanley J. Szlauderbach
Title:	Senior Vice President & Controller

ENERGY FUTURE INTERMEDIATE HOLDING COMPANY LLC

/s/ Stanley J. Szlauderbach
Name:	Stanley J. Szlauderbach
Title:	Senior Vice President & Controller

ENERGY FUTURE COMPETITIVE HOLDINGS COMPANY LLC

/s/ Stanley J. Szlauderbach
Name:	Stanley J. Szlauderbach
Title:	Senior Vice President & Controller

May 13, 2014

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